Offerings - Offering: 1	Aug. 28, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,791,061.29
Fee Rate	0.01381%
Amount of Registration Fee	$ 799.75
Offering Note	(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 248,117.450 shares of common stock, par value $0.001 per share, of Star Mountain Lower Middle-Market Capital Corp. (the "Company"), at a price equal to $23.34, which represents the Company's net asset value per Class I Share as of June 30, 2026, and is used for purposes of calculating the estimated aggregate maximum purchase price for shares. (2) The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026, equals $138.10 per million dollars of the value of the transaction.